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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: July 28, 2003

UnitedGlobalCom, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	000-496-58	84-1602895
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification #)

4643 South Ulster Street, Suite 1300, Denver, CO 80237
(Address of Principal Executive Office)

(303) 770-4001
(Registrant's telephone number, including area code)

Item 5. Other Events and Regulation FD Disclosure.

        In furtherance of the announcement on July 8, 2003 by UPC Polska, Inc. ("UPC Polska"), a subsidiary of UnitedGlobalCom, Inc.'s majority-owned subsidiary, United Pan-Europe Communications N.V., that UPC Polska filed a voluntary petition for relief under Chapter 11 of the United States Bankruptcy Code on July 7, 2003, and filed a pre-negotiated plan of reorganization on July 8, 2003, with the United States Bankruptcy Court for the Southern District of New York (the "U.S. Bankruptcy Court") (Case No. 03-14358), a copy of the proposed disclosure statement ("Disclosure Statement") filed with the U.S. Bankruptcy Court on July 28, 2003 is included herein as Exhibit 99.1.

Item 7. Financial Statements and Exhibits.

  (c)
  Exhibits.

Exhibit Number	Description
99.1	Disclosure Statement jointly proposed by UPC Polska and UPC Polska Finance, Inc., dated July 28, 2003 (incorporated by reference from the Current Report on Form 8-K of UPC Polska (File No. 000-22877), dated July 28, 2003).

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITEDGLOBALCOM, INC.
By:	/s/ FREDERICK G. WESTERMAN III Frederick G. Westerman III Chief Financial Officer

Date: July 29, 2003

EXHIBIT INDEX

Exhibit Number	Description
99.1	Disclosure Statement jointly proposed by UPC Polska and UPC Polska Finance, Inc., dated July 28, 2003 (incorporated by reference from the Current Report on Form 8-K of UPC Polska (File No. 000-22877), dated July 28, 2003).

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  Item 5. Other Events and Regulation FD Disclosure.
  Item 7. Financial Statements and Exhibits.
SIGNATURE
EXHIBIT INDEX